             This is a confirming electronic copy of the Form 8-K
                        filed manually on May 24, 1995.

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                  ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)       May 17, 1995
                                                 ------------------------------

                            OXIS INTERNATIONAL, INC.
- -------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         DELAWARE                      0-8092                  94-1620407
- -------------------------------------------------------------------------------
     (STATE OR OTHER           (COMMISSION FILE NUMBER)       (IRS EMPLOYER
JURISDICTION OF INCORPORATION)                           IDENTIFICATION NUMBER)


        6040 N. Cutter Circle,  Suite 317, Portland, OR             97217
- ------------------------------------------------------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)


Registrant's telephone number, including area code.   (503) 283-3911
                                                    ---------------------------


- ------------------------------------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                              Total number of sequentially
                               numbered pages:      5
                                                  -----

                              Exhibit Index at page:  4
                                                    -----

ITEM 5.   OTHER EVENTS
          ------------

     On May 17, 1995 and May 19, 1995, OXIS International, Inc. ("OXIS") sold 1,227,625 shares of its Common Stock in a private placement to offshore investors for an aggregate consideration of $2,037,860. The Common Stock sold is not registered under the Securities Act of 1933, as amended, and may not be re-offered or re-sold absent registration under the Securities Act or available exemptions from such registration requirements.

     A copy of the Press Release with respect to such transaction is attached as an exhibit to this report.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
          ------------------------------------------------------------------

          (c)  Exhibits

99.1 Press Release, dated May 19, 1995

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Oxis International, Inc.
                              (Registrant)


Dated:  May 23, 1995                    By:   /s/   Ray R. Rogers
            --                                ---------------------
                                        Name: Ray R. Rogers
                                        Title:  Chairman of the Board

                                 EXHIBIT INDEX
                                 -------------


                                                        Page No. in
                                                    sequentially numbered
 Exhibit No.               Description                 current report
 -----------               -----------              ---------------------
     99.1        Press Release dated May 19, 1995             5
